MAINSTAY VP FUNDS TRUST

MainStay VP Balanced Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP MacKay Growth Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated December 21, 2018 (“Supplement”) to the Statement of Additional Information

(“SAI”) dated May 1, 2018, as amended November 30, 2018

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

The following changes to the SAI are effective immediately.

1.	The table beginning on page 107 is amended to revise the information for Mona Patni, and to include information for Rui Tang as of November 30, 2018 as follows:

		NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE			NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
PORTFOLIO MANAGER	PORTFOLIOS MANAGED BY PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS	REGISTERED INVESTMENT COMPANIES	OTHER POOLED INVESTMENT VEHICLES	OTHER ACCOUNTS
Mona Patni[4]	MainStay VP Balanced Portfolio, MainStay VP MacKay Common Stock Portfolio, MainStay VP MacKay Growth Portfolio, MainStay VP MacKay Mid Cap Core Portfolio, MainStay VP MacKay Small Cap Core Portfolio	3 RICs $1,271,677,699	0	17 Accounts $1,496,544,154	0	0	0
Rui Tang[4]	MainStay VP Emerging Markets Equity Portfolio	1 RIC $75,663,782	0	0	0	0	0

4  The information presented for Ms. Patni and Mr. Tang is as of November 30, 2018.

2.	The following sentence is added to the last paragraph on page 120:

Mr. Tang did not beneficially own Portfolio securities in the Fund as of November 30, 2018.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.